                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                       ----------------------------------




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





                       -----------------------------------





         Date of Report (Date of earliest event reported): June 20, 1997



                                 ORBIT/FR, Inc.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                 0-22583               23-2874370
-------------------------------------------------------------------------------
(State or other jurisdiction    (Commission           (IRS Employer
     of incorporation)          File Number)        Identification No.)



                               506 Prudential Road
                           Horsham, Pennsylvania 19044
-------------------------------------------------------------------------------
                    (Address of principal executive offices,
                               including zip code)


       Registrant's telephone number, including area code: (215) 674-5100
                                  -------------

Item 2.  Acquisition or Disposition of Assets.

                  Effective June 17, 1997, ORBIT/FR, Inc. ("ORBIT"), pursuant to a Stock Purchase Agreement entered into on March 31, 1997 and in connection with the completion of the initial public offering of its common stock on June 20, 1997 ("IPO"), acquired all of the issued and outstanding shares of Advanced ElectroMagnetics, Inc., a California corporation ("AEMI").

      The maximum consideration payable by ORBIT is $1,600,000, subject to adjustment based on AEMI's financial performance for the three years ended March 31, 1997. One-half of the final purchase price is to be paid in cash received from the IPO and the other half is to be paid by the issuance of shares of ORBIT's common stock valued at the initial offering price of $8.25 per share. The purchase price has been preliminarily determined to be $1,377,000, of which ORBIT paid $450,000 in cash on June 20, 1997. The remainder purchase price will be paid as soon as practicable after the determination of the final purchase price pursuant to the Stock Purchase Agreement.

      AEMI designs and manufactures specialized materials ("absorbers") that line test chambers used in indoor electromagnetic compatibility testing systems. By preventing microwave "echos", AEMI absorbers provide a distortion and interference-free environment for testing emission, reception and/or reflective properties of customer products.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  a. Financial Statements of Advanced ElectroMagnetics, Inc.

                  Report of Ernst & Young LLP, Independent Auditors

                  Balance Sheet as of March 31, 1997

                  Statement of Income for the year
                  ended March 31, 1997

                  Statement of Shareholders' Equity for the year ended March 31, 1997

                  Statement of Cash Flows for the year
                  ended March 31, 1997

                  Notes to Financial Statements

                  b. Pro Forma Financial Information

                  *Unaudited Consolidated Pro Forma Balance Sheets at March 31, 1997

                  *Unaudited Consolidated Pro Forma Statements of Operations for the year ended December 31, 1996 and three months ended March 31, 1997


---------

         *Incorporated by reference to ORBIT/FR, Inc's Final Prospectus (File No. 333-25015) dated June 17, 1997.

                  c. Exhibits

                 Number  Title

                 *1.     Stock Purchase Agreement, dated as of
                         March 31, 1997, by and among ORBIT/FR, Inc., a Delaware corporation, Anechoic, a Nevada corporation, Gabriel A. Sanchez and Barbara J. Sanchez.

---------

         *Incorporated by reference to ORBIT/FR, Inc's Registration Statement on Form S-1 (File No. 333-25015) filed with the Securities and Exchange Commission on April 11, 1997.

                         Advanced ElectroMagnetics, Inc.

                              Financial Statements


                            Year ended March 31, 1997




                                    CONTENTS

Report of Independent Auditors.........................................1

Audited Financial Statements

Balance Sheet..........................................................2
Statement of Income....................................................3
Statement of Shareholders' Equity......................................4
Statement of Cash Flows................................................5
Notes to Financial Statements..........................................6

                Report of Ernst & Young LLP, Independent Auditors

The Board of Directors
Advanced ElectroMagnetics, Inc.

We have audited the accompanying balance sheet of Advanced ElectroMagnetics, Inc. as of March 31, 1997, and the related statements of income, shareholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Advanced ElectroMagnetics, Inc. at March 31, 1997, and the result of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


                                /S/ ERNST & YOUNG LLP


July 18, 1997
San Diego, California

                         Advanced ElectroMagnetics, Inc.

                                  Balance Sheet

                                 March 31, 1997


ASSETS
Current assets:
  Cash                                                       $    47,197
  Accounts receivable, net of allowance for doubtful
   accounts of $65,773                                           737,356
  Inventories                                                    179,360
  Deferred income taxes (Note 6)                                  13,460
                                                             -----------
Total current assets                                             977,373

Property and equipment, net                                      152,408
                                                             -----------
Total assets                                                 $ 1,129,781
                                                             ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                           $   430,080
  Accrued employee benefits                                       46,968
  Accrued expenses and customer deposits                          13,426
  Income taxes payable                                            21,860
  Deferred rent                                                    3,481
                                                             -----------
Total current liabilities                                        515,815

Notes payable to shareholder                                     254,021

Commitments (Note 5)

Shareholders' equity
  Common stock, 30,000,000 shares authorized, 26,969,502
   issued and outstanding                                        455,117
  Accumulated deficit                                            (95,172)
                                                             -----------
Total shareholders' equity                                       359,945
                                                             -----------
Total liabilities and shareholders' equity                   $ 1,129,781
                                                             ===========

See accompanying notes.

                         Advanced ElectroMagnetics, Inc.

                               Statement of Income

                            Year ended March 31, 1997



Sales                                          $  3,365,405
Cost of sales                                     2,272,659
                                               ------------
Gross margin                                      1,092,746

Operating expenses:
  Marketing and selling                             145,564
  General and administrative                        394,340
                                               ------------
Total operating expenses                            539,904
                                               ------------
Operating income                                    552,842

Other income (expense):
  Merger costs                                      (46,292)
  Interest expense                                  (37,413)
  Other, net                                          3,349
                                               ------------
                                                    (80,356)
                                               ------------
Income before provision for income taxes            472,486

Provision for income taxes                            8,400
                                               ------------

Net income                                     $    464,086
                                               ============
Net income per common share                    $       0.02
                                               ============

Common shares used in per share computation      26,969,502
                                               ============

See accompanying notes.

                         Advanced ElectroMagnetics, Inc.

                        Statement of Shareholders' Equity

                            Year ended March 31, 1997


                                                                         TOTAL
                                  COMMON STOCK         ACCUMULATED    SHAREHOLDERS'
                               SHARES       AMOUNT       DEFICIT         EQUITY
                             ------------------------------------------------------
Balance at March 31, 1996    26,969,502    $455,117     $(559,258)     $(104,141)
  Net income                         --          --       464,086        464,086
                             ------------------------------------------------------
Balance at March 31, 1997    26,969,502    $455,117     $ (95,172)     $ 359,945
                             ======================================================

See accompanying notes.

                         Advanced ElectroMagnetics, Inc.

                             Statement of Cash Flows

                            Year ended March 31, 1997

OPERATING ACTIVITIES
Net income                                                                  $ 464,086
Adjustments to reconcile net income to net cash
  provided by operating activities:
   Depreciation and amortization                                               46,058
   Bad debt expense                                                            12,935
   Changes in operating assets and liabilities:
      Accounts receivable                                                    (393,501)
      Inventories                                                             (20,098)
      Deferred income taxes                                                   (13,460)
      Accounts payable                                                         68,500
      Income taxes payable                                                     12,586
      Deferred rent                                                            (2,385)
      Other assets and accrued liabilities, net                                 3,609
                                                                            ---------
Net cash provided by operating activities                                     178,330

INVESTING ACTIVITIES
Purchase of property and equipment                                            (86,489)
                                                                            ---------
Net cash used in investing activities                                         (86,489)

FINANCING ACTIVITIES
Proceeds of increase in note payable                                          179,430
Repayment of notes payable to shareholder                                    (224,465)
                                                                            ---------
Net cash used in financing activities                                         (45,035)
                                                                            ---------

Net increase  in cash                                                          46,806

Cash at beginning of year                                                         391
                                                                            ---------
Cash at end of year                                                         $  47,197
                                                                            =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Interest paid                                                             $  30,446
                                                                            =========
  Income taxes paid                                                         $     800
                                                                            =========

SUPPLEMENTAL SCHEDULE OF NON CASH FINANCING ACTIVITY
  Accounts payable to a customer offset against accounts receivable from
     the same customer                                                      $ 153,000
                                                                            =========

See accompanying notes.

                         Advanced ElectroMagnetics, Inc.

                          Notes to Financial Statements

                                 March 31, 1997


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

DESCRIPTION OF BUSINESS

Advanced ElectroMagnetics, Inc. ("the Company") was formed in 1980, and designs, manufactures and installs radar absorbing material for the military, aerospace and communications market, primarily in the United States. The Company's products provide electromagnetic interference control, compatibility, radar cross section and general purpose antenna measurement capabilities. The Company also provides services relating to installation, shielded enclosures and state-of-the-art testing of finished facilities.

REVENUE RECOGNITION

The Company recognizes products and related service revenues at the time of shipment or performance of service.

INVENTORIES

Inventories are stated at the lower of cost or market. Cost is determined using the first-in, first-out method.

PROPERTY AND EQUIPMENT

Property and equipment is stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets of 7
- 10 years. Leasehold improvements are amortized over the lesser of the remaining life of the lease or the useful life of the asset.

Vehicles                                      7 years
Machinery and equipment                      10 years
Office furniture and equipment               10 years

IMPAIRMENT OF ASSETS

Effective April 1, 1996, the Company adopted Statement of Financial Accounting Standards No. 121 Accounting for Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of (FAS 121), which requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets'

                         Advanced ElectroMagnetics, Inc.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

carrying amount. FAS 121 also addresses the accounting for long-lived assets that are expected to be disposed of. The adoption of this standard had no material effect on the Company's financial position or results of operation.

EARNINGS PER SHARE

Earnings per share is computed using the weighted average number of common shares outstanding during the year.

In February 1997, the Financial Accounting Standards Board issued SFAS No. 128, Earnings per Share. SFAS No. 128 is effective for financial statements issued for periods ending after December 15, 1997 and replaces APB Opinion 15, Earnings per Share ("EPS"). SFAS No. 128 requires dual presentation of basic and diluted earnings per share by entities with complex capital structures. Basic EPS includes no dilution and is computed by dividing net income by the weighted average number of common shares outstanding for the period. Diluted EPS reflects the potential dilution of securities that could share in the earnings of the entity. The impact of SFAS No. 128 on the calculation of either basic or diluted net income per share for the year ended March 31, 1997 is not expected to be material.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions about the future that affects the amounts reported in the financial statements. These estimates include assessing the collectibility of accounts receivable and the usage and recoverability of inventory. The actual results could differ from those estimates.

2. INVENTORIES

Inventories consisted of the following at March 31, 1997:

Raw materials and components    $ 36,059
Work in process                   97,429
Finished goods                    45,872
                                --------
                                $179,360
                                ========

                         Advanced ElectroMagnetics, Inc.

3. PROPERTY AND EQUIPMENT

Property and equipment consist of the following at March 31, 1997:

Machinery and equipment           $ 522,119
Vehicles                             22,075
Office furniture and equipment       64,395
Leasehold improvements               82,442
                                  ---------
                                    691,031
Accumulated depreciation           (538,623)
                                  ---------
                                  $ 152,408
                                  =========

4. NOTES PAYABLE TO SHAREHOLDER

The Company's President and majority shareholder has obtained several personal lines of credit from banks, for the benefit of the Company. The proceeds of these credit lines, with a balance of $226,779 at March 31, 1997, were transferred to the Company for working capital purposes in exchange for a promissory note which bears interest at the same rate as the underlying lines of credit. The interest on the lines of credit to the banks are at interest rates between 10.25% and 16% at March 31, 1997. The Company has a second note payable to the President and majority shareholder with a balance of $27,242 at March 31, 1997, which bears interest at 12% per annum. In connection with the acquisition of the Company (Note 8), the terms of the notes payable to shareholders have been extended to July 1998.

5. COMMITMENTS

The Company leases office, warehouse and production facilities under operating leases which expire in January 1998. Rent expense amounted to $68,196 for the year ended March 31, 1997 and the future minimum payments under the noncancelable operating leases are approximately $58,000 at March 31, 1997.

6. INCOME TAXES

The significant components of the provision for income taxes are as follows:

Current:
  Federal                                                              $  8,100
  State                                                                  13,760
                                                                       --------
                                                                         21,860
Deferred:
  Federal                                                                (8,100)
  State                                                                  (5,360)
                                                                       --------
                                                                        (13,460)
                                                                       --------
                                                                       $  8,400
                                                                       ========

                         Advanced ElectroMagnetics, Inc.

6. INCOME TAXES (CONTINUED)

Deferred income taxes reflect the net effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance has been recognized to offset the deferred tax assets as realization of such assets is uncertain.

Significant components of the Company's deferred tax liabilities and assets as of March 31, 1997 are as follows:

Deferred tax liabilities:
  Tax over financial reporting depreciation                            $(22,800)
                                                                       --------
                                                                        (22,800)
Deferred tax assets:
  Vacation accrual                                                       12,500
  Reserves and accruals                                                  29,000
  California franchise tax                                                7,000
                                                                       --------
Total deferred tax assets                                                48,500
Valuation allowance                                                     (12,240)
                                                                       --------
Net deferred tax assets                                                $ 13,460
                                                                       ========

The provision for income taxes reconciles to the amount computed by applying the federal statutory rate (34%) to income before income taxes as of March 31, 1997 are as follows:

Tax at federal statutory rate                                         $ 160,645
State taxes, net of federal benefit and                                  29,294
credits
Non deductible expenses                                                  17,994
Decrease in valuation allowance                                        (195,620)
Graduated tax rates                                                      (3,913)
                                                                      ---------
                                                                      $   8,400
                                                                      =========

                         Advanced ElectroMagnetics, Inc.

7. EMPLOYEE BENEFIT PLAN

The Company has a 401(k) Plan (the "Plan") for the benefit of eligible employees, generally those who have completed one year of full time service. Participants may contribute up to 15% of annual compensation. The Plan specifies an employer matching contribution of up to $200 per year. Participants vest in employer contributions over six years at a rate of 20% for each year of service. Employer contributions to the Plan totaled $2,991 for the year ended March 31, 1997.

8. SUBSEQUENT EVENT (UNAUDITED)

On June 17, 1997, all of the Company's outstanding stock was purchased by ORBIT/FR, Inc. ORBIT/FR, Inc. is a publicly held company which is traded on the Nasdaq National Marketing System and which completed its initial public offering on June 20, 1997.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.








                                        ORBIT/FR, INC.




                                               By:  /s/ Aryeh Trabelsi
                                               ---------------------------------
                                               Aryeh Trabelsi
                                               President and
                                               Chief Executive Officer



                                               By:   /s/ Joseph E. Sullivan
                                               ---------------------------------
                                               Joseph E. Sullivan
                                               Director of Finance and
                                               Treasurer









Date: August 29, 1997